Exhibit Ref. 10.12
Form SB-2, Amendment No. 2
Mountain Oil, Inc.
SEC File No. 333-37842

                        OIL AND GAS LEASE


AGREEMENT,   Made  and  entered  into  the  _____day of_______________,
_______, by and between_____________________________________________________
____________________________________________________________________________
_______________________________________, hereinafter called Lessor
(whether one or more) and_________________________________________________
__________________________________________________________________________
__________________________________________________________________________
__________________________________________________________________________
_________, herein after called Lessee:

      WITNESSETH, That the Lessor, for and in consideration of_________ _______________________________________________ DOLLARS cash in hand  paid, the receipt of which is hereby acknowledged, and  the covenants  and  agreements  hereinafter  contained  has  granted, demised,  leased  and  let,  and by these  presents  does  grant, demise, lease and let exclusively unto the said Lessee, the  land hereinafter  described, with the exclusive right for the  purpose of  mining,  exploring  by geophysical  and  other  methods,  and operating  for  an  producing there  from  oil  and  all  gas  of whatsoever  nature or kind, with rights of way and easements  for laying  pipe lines, and erection of structures theron to produce, save  and  take care of said products, all that certain tract  of
land    situated    in    the   County   of______________________
_____________________________________.                      State
of________________________________, described as follows, to-wit:


And containing__________________ acres, more or less.

1. It is agreed that his lease shall remain in force for a term of ten years from this date and as long thereafter as oil or gas of whatsoever nature of kind is produced form said leased premises or on acreage pooled therewith, or drilling operations are continued as hereinafter provided. If at the expiration of the primary term of this lease, oil or gas is not being produced on the leased premises or on acreage pooled therewith but Lessee is then engaged in
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drilling or re-working operations thereon, then this lease shall continue in force so long as operations are being continuously prosecuted on the leased premises or on acreage pooled therewith; and operations shall be considered to be continuously prosecuted if not more than ninety (90) days shall elapse between the completion or abandonment of one well and the beginning of operations for the drilling of a subsequent well. If after discovery of oil or gas on said land on acreage pooled therewith, the production thereof should cease from any cause after the primary term, this lease shall not terminate if Lessee commences additional drilling or re-working operations within ninety (90) days from date of cessation of production or from date of completion of dry hole. If oil or gas shall be discovered and produced as a result of such operations at or after the expiration of the primary term of this lease, this lease shall continue in force so long as oil or gas is produced from the leased premises or on acreage pooled there within.

    2. This is a PAID-UP LEASE. In consideration of the down cash payment. Lessor agrees that Lessee shall not be obligated, except as otherwise provided herein, to commence or continue any operations during the primary term. Lessee may at any time or times during or after the primary term surrender this lease as to all or any portion of said land and as to any strata or stratum by delivering to Lessoror by filing for record a release or releases, and be relieved of all obligations thereafter accruing as to the acreage surrendered.

3.   In consideration of the premises the said Lessee covenants and agrees:
          1st To deliver, free of cost, to the lessor at the well or to the credit of lessor into the pipeline to which lessee may connect its well, an equal one-eighth (1/8th) part of all oil produced and saved from the lease premises or at the lessee's option to pay the lessor for such on-eighth (1/8th) the marker price at the wellhead for oil of a like grade and gravity prevailing  on  the  day such oil is run  into  the  pipeline  or storage tanks.
          2nd On Gas, gas condensate, gas distillated, casinghead gas and all other gased, including their constituent parts, produced from land and sold or used off the lease premises of in the manufacture of gasoline of other products, lessee shall pay to lessor a sum to one-eighth (1/8th) of the gross proceeds received from the sale of such produced substances where the same is sold at the month of the \well or, if not sold at the mouth of the well then one-eighth (1/8th) of the market value thereof at the mouth of the well, but in no event more than one-eighth(1/8th) of the actual amount received by lessee for the sale thereof.
           3rd If gas from any well of wells on the premises capable of producing gas in commercial quantities is not sold or used off the premises or in the manufacture of gasoline for a period of one (1) year or more during which time there is no other production form the lease premises, then lessee shall become obligated to pay as royalty for such annual period a sum equal to the delay rentals provided in paragraph 4 hereof; whether during or after the primary term. In consideration of the obligation so to pay, it shall within the meaning of all the terms of this lease, including the habendum clause, be conclusively deemed that gas is being produced form the premises during the time such gas is not sold or used.

     4. Where gas from a well capable of producing gas s not sold or used, Lessee may pay or tender as royalty to the royalty owners one Dollar per year net royalty acre retained hereunder, such payment or tender to be made on or before the anniversary date of this lease next ensuing after the expiration of 90 days from the date such well is shut in and thereafter on or before the anniversary date of this lease during the period such well is shut in. If such payment
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
of tender is made, it will be considered that gas is being produced within the meaning of this lease.

     5. If said Lessor owns a less interest in the above described land than the entire and undivided fee simple estate therein, then the royalties (including and shut-in gas royalty) herein provided for shall be paid the Lessor only in the proportion which Lessor's interest bears to the whole and individed fee.

     6. Lessee shall have the right to use, free of cost, gas, oil, and water produced on said land for Lessee's operation thereon, except water form the wells of Lessor.

     7. When requested by Lessor, Lessee shall bury Leasee's pipeline below plow depth.

     8. No well shall be drilled nearer than 200 feet to the house or barn now on said premises without consent of Lessor

     9. Lessee shall pay for damages caused by lessee's operations to growing crops on said land.

    10. Lessee shall have the rite at any time to remove all machinery and fixtures placed on said premises, including the right to draw and remove casing.

    11. The rights of Lessor and Leassee hereunder may be assigned in whole or part. No change in ownership of Lessor's interest
(by assignment or otherwise) shall be binding on Lessee until Lessee has been furnished with notice, consisting of certified copies of all records instruments or documents and other information necessary to establish a complete chain or record title from Lessor and then only with respect to payments thereafter made. No other kind of notice, whether actual or constructive, shall be binding on Lessee. No present or future division of Lessor's ownership as to different portions or parcels of said land shall operate to enlarge the obligations of diminish the rights of Lessee, and all Lessee's operations may be conducted without regard to any such division. If all or nay part of this lease is assigned, no leaseholder owner shall be liable for any act or omission of any other leaseholder owner.

     12. Lessee, at its option, is hereby given the right and power at any time and from time to time as a recurring right, either before or after production, as to all or any part of the land described herein and as to any one or more of the formations hereunder, to pool or unitize the lease, hold estate and the mineral estate covered by this lease with other land, lease or leases in the immediate vicinity for the production not oil and gas, or separately for the production of either when in Lessee's judgment it is necessary or advisable to do so, and irrespective of whether authority similar to this exists with respect to such other land, lease or leases. Likewise, units previously formed to include formations not producing oil or gas, may, be reformed to exclude such non-producing formations. The forming or reforming of any unit shall be accomplished by Lessee executing and filling of record a declaration of such unitization or reformation, which declaration shall describe the unit. Any unit may include land upon which a well has theretofore, been completed for upon which operations for drilling has theretofore been commenced.
Productions, drilling or reworking operations or a well shut in for want of a market anywhere on a unit which includes all or part of this lease shall be treated as is it were production, drilling or reworking operations or a well shut in for want of a market under this lease. In lieu or the royalties elsewhere herein specified, including shut-in gas royalties, lessor shall revive on production from the unit so pooled royalties only on the portion of such productions allocated to this lease; such allocation shall be that proportion of the unit production that the total number of surfaces acres covered by this lease and included in the unit bears to the total number of surface acres in the unit bears to the total number of surface acres in such unit. In addition to the foregoing, Lessee shall have the right to unitize, pool, or combine all or any

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part of the above described lands as to one of more of the formations hereunder with other land in the same general area by entering into a cooperative or unit plan of development of operation approved by any governmental authority and, from time to time, with like approval, to modify, change or terminate any such plan or agreement and, in such event, the terms, conditions and provisions of this lease shall be deemed modified to conform to the terms, conditions , and provisions of such approved cooperative or unit plan of development or operation and, particularly, all drilling and development requirements of this lease, express or implied, shall be satisfied by compliance with the drilling and development requirement of such plan or agreement, and this lease shall not terminate or explore during the life of such plan or agreement . In the event that said above described lands or any part thereof, shall hereafter be operated under any such cooperative or unit plan of development or operation whereby the production there from is allocated to different portions of the land covered by said plan, then the production allocated to any particular tract of land shall, for the purpose of computing the royalties to be paid hereunder to Lessor, be regarded as having been produced form the particular tract of land to which it is allocated and not to any other tract of land; and royalty payments to be made hereunder to lessor shall be based upon production only as so allocated. Lessor shall formally express Lessor's consent to any cooperative or unit plan of development or operation adopted by Lessee and approved by any governmental agency by executing the same upon request of Lessee.

     13. All express of implied covenants of this lease shall be subject to all Federal and State laws. Executive Orders, Rules or Regulations, and this lease shall not be terminated, in whole or in part, nor Lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or if such failure is the result of, any such Law, Order, Rule or Regulation.

     14. Lessor hereby warrants and agrees to the lands herein described, and agrees that the Lessee shall have the right at any time to redeem for Lessor, by payment, and mortgages, taxes or other liens on the above described lands in the event of default of payment by Lessor and be subrogated to the rights of the holder thereof and the undersigned Lessor, for themselves and their heirs, successors and assigns, hereby surrender and release all right to dower and homestead in the premises described herein, insofar as said right of dower and homestead may in any way affect the purpose for which this lease is made, as recited herein.

     15. Should any one or more of the parties hereinabove named as Lessor fail to execute this lease, it shall nevertheless be binding upon all such parties who do execute it as Lessor. The word "Lessor" as used in this lease, shall mean any one or more or all of the parties who execute this lease as Lessor. All the provisions of this lease shall be binding on the heirs, successors and assigns of Lessor and Lessee.

      IN WITNESS WHEREOF, this instrument is executed as of the date first above written.

____________________________________
____________________________________
____________________________________
____________________________________
____________________________________
____________________________________
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